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    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 15, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                                 AMENDMENT NO. 2

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  NOVEMBER 4, 1999



                      HEALTH CARE PROPERTY INVESTORS, INC.
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             (Exact name of registrant as specified in its charter)


            MARYLAND                     001-08895             33-0091377
---------------------------------      ------------       ----------------------
  (State or other jurisdiction         (Commission          (I.R.S. Employer
of incorporation or organization)      File Number)       Identification Number)


     4675 MACARTHUR COURT, 9TH FLOOR
        NEWPORT BEACH, CALIFORNIA                                 92660
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(Address of principal executive offices)                       (Zip Code)


                                 (949) 221-0600
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              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         On November 4, 1999, Health Care Property Investors, Inc. ("HCPI") consummated a merger with American Health Properties, Inc. ("AHP"). AHP merged with and into HCPI and the separate corporate existence of AHP ceased. HCPI will continue under the name "Health Care Property Investors, Inc."

         (a) Financial statements of business acquired.

         The financial statements of AHP set forth on pages F-2 through F-23 of AHP's Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on Form 10-K for the fiscal year ended December 31, 1998 filed with the Securities and Exchange Commission on March 31, 1999 are filed as Exhibit 99.2 hereto.

         The Financial Statements of AHP set forth on pages 2-7 of AHP's Quarterly Report pursuant to Section 13 or 15(d) of the Exchange Act on Form 10-Q for the six-month period ended June 30, 1999 filed with the Securities and Exchange Commission on August 13, 1999 are filed as Exhibit 99.3 hereto.

         (b) Pro forma information.

         The Unaudited Pro Forma Combined Financial Statements of HCPI and AHP for the year ended December 31, 1998 and the nine months ended September 30, 1999 are filed as Exhibit 99.4 hereto.

         (c) Exhibits.

             23.1  Consent of Arthur Andersen LLP (Denver, Colorado)

             99.1  Press Release dated November 5,1999 (previously filed).

             99.2 Financial Statements of AHP for the fiscal year ended December 31,1998

             99.3 Financial Statements of AHP for the six months ended June 30, 1999

             99.4 Pro Forma Combined Financial Statements of HCPI and AHP.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           HEALTH CARE PROPERTY INVESTORS, INC.


                                           By: /s/ Devasis Ghose
                                           --------------------------------
                                           Name:   Devasis Ghose
                                           Title:  Senior Vice President --
                                                   Finance and Treasurer


Dated: December 15, 1999


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                                 EXHIBIT INDEX


      Exhibit
      Number                      Description
      =======                     -----------

       23.1  Consent of Arthur Andersen LLP (Denver, Colorado)

       99.1  Press Release dated November 5,1999 (previously filed).

       99.2  Financial Statements of AHP for the fiscal year ended
             December 31,1998

       99.3  Financial Statements of AHP for the six months ended
             June 30, 1999

       99.4  Pro Forma Combined Financial Statements of HCPI and AHP.